Next generation neoantigen immunotherapies | CONFIDENTIAL 1

This presentation contains “forward-looking” statements that are within the meaning of federal securities laws and are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, clinical trials and pre-clinical studies, regulatory approval of our product candidates, liquidity position and capital needs, financing plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “expects,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or combination of which, could materially affect our results of operations and whether the forward-looking statements D i s c l a i m e r ultimately prove to be correct. Factors that may materially affect our results of operations include, among other things, our ability to progress product candidates in preclinical and clinical trials, the ability of ATLAS™ to identify promising oncology vaccine and immunotherapy product candidates, the scope, rate and progress of our preclinical and clinical trials and other research and development activities, anticipated timing of IND applications and new clinical trials, the amount of funds that we may require to conduct our clinical trials for our product candidates, the timing of, and ability to, obtain and maintain necessary regulatory approvals for our product candidates, and those listed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”). Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You may get copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and our other SEC filings for free by visiting EDGAR on the SEC website at http://www.sec.gov. | CONFIDENTIAL 2

A b o u t Differentiated Immunotherapies Through Precision Antigen Selection GEN - 009 GEN-011 Neoantigen Personalized immune Neoantigen vaccine response profiling cell therapy | CONFIDENTIAL 3

Antigen Selection: The Critical Differentiator 1 st Generation Therapies • Prediction-based neoantigen vaccines • TIL therapy (non -specific) Unmet Needs • Relevant antigen identification • Inhibitory antigen exclusion N e x t W a v e Immunotherapies based on antigens customized both to tumor and immune system for more cancer -free patients | CONFIDENTIAL 4

A b o u t Personalized immune response profiling Identifies antigens of proven T cell responses Unique and relevant biological readout Optimal approach for identifying both anti-tumor and pro- tumor (inhibitory) responses TARGETS MATTER Comprehensive and flexible For any patient, any antigen type, any cancer, and both CD8 + and CD4 + T cells | CONFIDENTIAL 5

Profiles the T cell Immune Repertoire for Each Patient Inhibitory antigen: suppresses anti-tumor T cell response | CONFIDENTIAL 6

Profiling Both T cell and Tumor Critical to Antigen Selection


T cell
T cell receptor
Candidate antigen
MHC molecule
Tumor cell

ATLAS: Antigens eliciting anti-tumor T cell response

↑

Surface peptides recognized by T cells

↑

Peptides predicted to be surface expressed

↑

Personalized tumor mutations

Relevance

ATLAS

Identifies antigens relevant to tumor and immune system – **by design**

Important Potential Implications of Inhibitory Responses Inclusion of Inhibitory Neoantigens Can Reverse Efficacy of a Protective Therapy Vaccine Typical s.c. endpoint >3000mm3 D0 D3 D10 D17 B16F10 s.c. 3000 Vehicle (PBS) 1,600 Adjuvant only 1,000 (S10 + M30 + Trp2) 2500 M30 + Trp2 + adjuvant 1,400 (M27 + M30 + Trp2) ) Adjuvant only M27 + M30 + Trp2 + adjuvant ) ) 3 (In01 + M30 + Trp2) + Adjuvant 3 S10 + M30 + Trp2 + adjuvant 3 m 800 Inhib PoolIn01-04 + Adjuvant m 1,200 m (M30 + Trp2) m ( 2000 m m ( ( Saline e e 1,000 e m 600 m m u l 1500 u u l o l 800 o v o v r v ** r o r 400 600 1000 o o m m u m u T * u 400 T 500 T 200 **** *** 200 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 0 0 0 6 8 10 12 14 16 18 0 2 4 6 8 10 12 14 16 18 20 22 24 Day Day Immunization (D3, D10, D17) Day • Vaccine containing either the published (M27) or ATLAS -identified ( S10) neoantigen protects againt tumor growth • Vaccine containing the inhibitory neoantigens( In1-4) drives accelerated tumor growth • Inhibitory responses can abrogate protective responses | CONFIDENTIAL 8

Important Potential Implications of Inhibitory Responses Clinical Data Suggest ICI Failure May Be Influenced by Inhibitory Responses 70% 60% 50% Non-responder Responder 40% Circle size represents tumor mutational burden (TMB) 30% % Stimulatory % 20% 10% 0% 0% 5% 10% 15% 20% 25% % Inhibitory Pre-treatment ATLAS screening from cancer patients identified the proportion of stimulatory and inhibitory neoantigen -specific T cell responses. | CONFIDENTIAL 9

ATLAS Has a Compelling Suite of Novel Shared Antigens Shared neoantigens Novel TAAs Novel viral antigens • 10 shared neoantigens identified • CRC and NSCLC • EBV from 20 shared mutations (n = 63 • Several known TAAs shown to patients) have predominantly inhibitory • 7 have not been found to be responses immunogenic • Melanoma (dominant inhibitory • 3 have only generated inhibitory TAA) responses | CONFIDENTIAL 10

ATLAS Antigens Drive Next-Generation Immunotherapies

Tailored to tumor and immune system
- Expressed by tumor
- Immunogenic

Drive anti-tumor responses
- Rule out inhibitory responses
- Include $CD8^+$ and $CD4^+$

Complement cornerstone therapies
- Unleash pre-existing T cell responses

→ **ATLAS**

Antigen selectivity
Excluding inhibitory

→ **Next Wave I/O**

Genocea-owned & for partnership

genocea | CONFIDENTIAL

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Drives Emerging Immunotherapy Pipeline D i s c o v e r y P r e - IND P h a s e 1 / 2 a P i v o t a l Status & Anticipated Milestones GEN-009 - Neoantigen cancer vaccine • Pioneering immunogenicity: ASCO 2019 Top 10 study • Preliminary clinical results in mid-2020 GEN-011 - Neoantigen T cell therapy • IND in 1H 2020 • Preliminary clinical results in 1H 2021 GEN-010 - Follow-on neoantigen cancer vaccine • Proprietary vaccine modality Shared antigen cancer vaccines • Proprietary shared neoantigens in multiple tumor types • Novel TAAs in CRC and NSCLC Vaccines for cancers of viral origin • Novel antigens discovered for Epstein-Barr Virus | CONFIDENTIAL 12

GEN - 009 Generating unprecedented Neoantigen immune responses V a c c i n e | CONFIDENTIAL 13

GEN - 009 Optimized Neoantigen Vaccine Collect tumor ATLAS to select Synthesize vaccine Deliver GEN-009 to and blood neoantigens of pre- (synthetic long clinical site samples, existing CD4 + and peptides + Poly ICLC) sequence exome CD8 + T cell responses Excludes inhibitory neoantigens | CONFIDENTIAL 14

T r i a l GEN - 009 Phase 1/2a Trial Designed to Showcase Vaccine Benefits In ICI Patients P a r t A • Patient cohort: No evidence of disease • Multiple tumor types with ICI approval • Objectives: safety, immunogenicity • Enrollment complete 15 | CONFIDENTIAL 15

ATLAS

Enables Unparalleled Vaccine Immune Responses

Frequency

% neoantigens with immune responses


60%

Best Peer Results[1]


99%

GEN-009[2]

Potential Patient Benefits

Response breadth to prevent tumor escape

[1] Sahin, et al, Nature 2017 (N=8); Ott, et al, Nature 2017 (N=8)

[2] N=8

- Results shown represent highest neoantigen vaccine percentage responses in peer publications
- No comparison or head-to-head studies were performed between GEN-009 and the other product candidates noted above. Clinical trial criteria, including, without limitation, number of patients, inclusion and exclusion criteria, and primary endpoints were not necessarily the same.

genocea | CONFIDENTIAL

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ATLAS

Enables Unparalleled Vaccine Immune Responses

Ex Vivo Assay (effector function)



Best peer results[1]
GEN-009[2]
23%
0%
51%
41%
CD4+
CD8+
CD4+
CD8+

Potential Patient Benefits

Rapid tumor killing

IVS Assay (central memory)



Best peer results[1]
GEN-009[2]
57%
17%
87%
57%
CD4+
CD8+
CD4+
CD8+

Potential Patient Benefits

Durable efficacy

[1] Sahin, et al, Nature 2017 (N=8); Ott, et al, Nature 2017 (N=8)   [2] N=8

- Results shown represent highest neoantigen vaccine percentage responses in peer publications
- No comparison or head-to-head studies were performed between GEN-009 and the other product candidates noted above. Clinical trial criteria, including, without limitation, number of patients, inclusion and exclusion criteria, and primary endpoints were not necessarily the same.

genocea | CONFIDENTIAL
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Trial

GEN-009 Phase 1/2a Trial Designed to Showcase Vaccine Benefits in ICI Patients

Part B

- Combination of GEN-009 and standard-of-care PD-1 based regimen intended in cohorts of patients with advanced disease
- Vaccination after response to PD-1 regimen determined
- Objectives: Safety, immunogenicity, efficacy (initial efficacy: 3 months post vaccination)
- Tumor types: Melanoma, NSCLC, SCCHN, Urothelial, RCC

GEN - 011 Potential first-in-class solid Neoantigen tumor T cell therapy T cell Therapy | CONFIDENTIAL 19

TIL Therapy Has Changed the Narrative For Neoantigen - s p e c i f i c T cell Therapy to Treat Solid Tumors Tumor infiltrating lymphocyte (TIL) therapy has delivered durable efficacy in hard -to- treat solid tumor patients • 44% ORR in late-stage cervical cancer patients • Similar benefits in heavily pretreated metastatic melanoma patients • These data have enabled an accelerated path to approval • Single arm pivotal studies planned | CONFIDENTIAL 20

Lessons Learned From TIL Therapy



Multiple neoantigen targets

- Attacks tumor heterogeneity, limits tumor escape
- Intracellular as well as extracellular targets



CD4+
CD8+

$CD4^+$ and $CD8^+$ T cells

$CD4^+$ T cells support activity and persistence of $CD8^+$ T cells and can directly kill tumor cells



Diversity of TCRs

Multiple "shots on goal" for every neoantigen



Patient safety

- Autologous, non-engineered T cell safety
- Avoid toxicity observed with CAR-T and TCR-T approaches

genocea | CONFIDENTIAL

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Still Significant Opportunities to Enhance T cell Therapy for Solid Tumors Approaches to Address Increase target breadth & specificity TILs only target a limited proportion of neoantigens Neoantigen selection via Avoid deleterious T cell responses Inhibitory, pro -tumor responses to neoantigens should be avoided in a therapeutic context Improve T cell activity & proliferative potential TILs typically exhausted and expansion protocols exacerbate condition Use peripheral blood lymphocytes (PBLs) Broaden addressable tumor types TILs must be sterilely extracted from resectable ‘hot’ tumors | CONFIDENTIAL 22

GEN-011

ATLAS-Enabled T cell Therapy for Solid Tumors

Autologous T cell therapy

T cells expanded from peripheral blood:

- Both $CD4^+$ and $CD8^+$ T cells with validated antigen responses
- Multiple specificities for broader coverage, reduced potential for metastatic escape
- HLA agnostic
- Ability to address a range of tumor types

Advancing rapidly to the clinic

Proof of concept for key IND-enabling activities has been achieved:

- CMC activities underway enabling 1H 2020 IND target
  - Desired cell phenotypes
  - Neoantigen-specific cell killing *in vitro*
- Initial clinical readout anticipated for 1H 2021 in checkpoint-resistant patients

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Driving the Next-Generation of Immunotherapies

Unique

Antigen validation platform, **ATLAS**, enables personalized immune response profiling

Differentiated

Clinical responses:

Phase 1/2a GEN-009 (neoantigen vaccine) immunogenicity enables **mid-2020 preliminary clinical results**

Next-generation

Neoantigen cell therapy product candidate **GEN-011**, with **IND filing 1H 2020 and preliminary clinical results in 1H 2021**

genocea | CONFIDENTIAL

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NASDAQ: GNCA 100 Acorn Park Drive Cambridge, MA 02140 USA +1 617.876.8191 | CONFIDENTIAL www.genocea.com25